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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): March 31, 2004

                                  CALTON, INC.
             (Exact name of registrant as specified in its charter)


          NEW JERSEY                     1-8846                 22-2433361
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)        Identification Number)


                           2013 INDIAN RIVER BOULEVARD
                            VERO BEACH, FLORIDA 32960
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (772) 794-1414



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Item 5.   Other Events and Regulation FD Disclosure

On March 31, 2004, Calton, Inc. announced that it has been notified by the Listing Qualifications Panel of the American Stock Exchange ("AMEX") of its decision to delist the Company's common stock from the AMEX effective with the opening of business on April 6, 2004. A copy of the press release announcing the proposed delisting is filed herewith as Exhibit 99 and incorporated herein by reference.

Item 7.   Exhibits.
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(c)    The following exhibit is being furnished herewith:

       99      News Release, dated March 31, 2004, of Calton, Inc.



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Calton, Inc.
                                        ----------------------------------------
                                        (Registrant)



                                    By: /s/ Thomas C. Corley
                                        ----------------------------------------
                                        Thomas C. Corley, Senior Vice President,
                                        Treasurer and Chief Financial Officer
Dated:  April 2, 2004




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